Exhibit 10.30(a)

SENIOR SECURED PROMISSORY NOTE

Dated: September 10, 2008	Amount: $1,081,081.08

For value received, FIRSTGOLD CORP., a corporation organized under the laws of the State of Delaware (the “Maker”), hereby promises to pay to the order of PLATINUM LONG TERM GROWTH, LLC, with an address of 152 West 57th Street, 4th Floor, New York, NY 10019 (together with its successors, representatives, and assigns, the “Holder”), in accordance with the terms hereinafter provided, the principal amount of One Million, Eighty-One Thousand Eighty-One Dollars and Eight Cents ($1,081,081.08) hereunder, together with interest and all other obligations outstanding hereunder.

All payments under or pursuant to this Note shall be made in United States Dollars in immediately available funds to the Holder at the address of the Holder first set forth above or at such other place as the Holder may designate from time to time in writing to the Maker or by wire transfer of funds to the Holder’s account, instructions for which are attached hereto as Exhibit A.  The outstanding principal balance of this Note shall be due and payable on March 1, 2010 (the “Maturity Date”) or at such earlier time as provided herein.

ARTICLE I

Section 1.1    Purchase Agreement.  This Note has been executed and delivered pursuant to the Note and Warrant Purchase Agreement, dated as of August 7, 2008 (the “Purchase Agreement”), by and between the Maker, the Holder (as a Lender) and each other Lender party thereto and related agreements and documents.  Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

Section 1.2    Interest.  The outstanding principal balance of this Note shall bear interest, in arrears, at a rate per annum equal to four percent (4%), payable in cash on the first Business Day of each month following the date hereof.  Interest shall be computed on the basis of a 360-day year of twelve (12) thirty-day months, shall compound monthly and shall accrue commencing on the date hereof.  Furthermore, upon the occurrence of an Event of Default (as defined in Section 2.1 hereof), the Maker will pay interest to the Holder, payable on demand, on the outstanding principal balance of the Note and on all unpaid interest from the date of the Event of Default at a per annum rate equal to the lesser of eighteen percent (18%) and the maximum applicable legal rate per annum, calculated based on a 360-day year.

Section 1.3    Payment of Principal; Prepayment.

(a)    The principal amount hereof shall be paid in full on the Maturity Date or, if earlier, upon acceleration of this Note in accordance with the terms hereof.  Any amount of principal repaid hereunder may not be reborrowed.  The Maker may prepay all or any portion of the principal amount of this Note upon not less than three (3) Business Days prior written notice to the Holder, without penalty or premium.

(b)    Not later than the fifteenth (15th) day of each calendar month, the Maker shall make a mandatory prepayment to the Holder equal to its Pro Rata Share of forty percent (40%) of the Maker’s Free Cash Flow in and for the preceding calendar month;

provided, however, that commencing with the payment to be made in December, 2008 and continuing in each month thereafter, such monthly payment be equal to the Holder’s Pro Rata Share of the greater of (i) forty percent (40%) of the Maker’s Free Cash Flow in the preceding calendar month, and (ii) $400,000.  Each such payment shall be accompanied by financial calculations of such prior month’s Free Cash Flow certified as being complete and correct by the Maker’s president or chief financial officer, in such detail and with such supporting financial documents as the Collateral Agent (as defined below) may require.  Each such mandatory prepayment shall be applied first to any interest, fee or expense obligation hereunder which is then due and unpaid and then on account of the principal balance hereof.  Prepayments applied to principal shall be made against the principal balance of this Note and of all other outstanding Notes issued under the Purchase Agreement on a pro-rata basis.  For the purposes hereof, “Free Cash Flow” shall mean the Maker’s gross revenue from all sources less direct operating costs in the period for which such calculation is made (all in accordance with GAAP).

Section 1.4    Security Documents.  The obligations of the Maker hereunder are secured by a continuing security interest in substantially all of the assets of the Maker pursuant to the terms of a Security Agreement bearing even date herewith by and between the Maker and the Collateral Agent, a Deed or Deeds of Trust, and other collateral documents.  For the purposes hereof, the term “Collateral Agent” shall have the meaning given thereto in the Security Agreement.

Section 1.5    Payment on Non-Business Days.  Whenever any payment to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment shall be due on the next succeeding Business Day and such next succeeding day shall be included in the calculation of the amount of accrued interest payable on such date.

Section 1.6    Transfer.  This Note may be transferred or sold, and may also be pledged, hypothecated or otherwise granted as security, by the Holder; provided, however, that any transfer or sale of this Note must be in compliance with any applicable securities laws.

Section 1.7    Replacement.  Upon receipt of a duly executed, notarized and unsecured written statement from the Holder with respect to the loss, theft or destruction of this Note (or any replacement hereof) and a standard indemnity, or, in the case of a mutilation of this Note, upon surrender and cancellation of such Note, the Maker shall issue a new Note, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Note.

Section 1.8    Use of Proceeds.  The Maker shall use the proceeds of this Note as set forth in the Purchase Agreement.

ARTICLE II

EVENTS OF DEFAULT; REMEDIES

Section 2.1    Events of Default.  The occurrence of any of the following events shall be an “Event of Default” under this Note:

(a)    any default in respect of any payment of the principal amount, interest or any other monetary obligation under this Note, as and when the same shall be due and payable (whether on the Maturity Date or by acceleration or otherwise) or within three (3) days thereafter; or

(b)    the Maker shall fail to observe or perform any other condition, covenant or agreement contained in this Note, which failure is not cured within five (5) Business Days after the Maker’s receipt of notice of such failure; or

(c)    the suspension from listing, without subsequent listing on any one of, or the failure of the Common Stock to be listed on at least one of the OTC Bulletin Board, the American Stock Exchange, the Nasdaq Capital Markets, the Nasdaq Global Market, the Nasdaq Global Select Market or The New York Stock Exchange, Inc. for a period of five (5) consecutive Trading Days, such a suspension to only constitute an Event of Default if the Holder provides the Maker written notification that it deems such suspension to be an Event of Default; or

(d)    the Maker shall default in the performance or observance of (i) any undertaking, covenant, condition or agreement contained in the Purchase Agreement or any other Transaction Document and such default is not fully cured within five (5) Business Days after the Maker’s receipt of notice of such default;  or

(e)    any representation or warranty made by the Maker herein or in the Purchase Agreement or any other Transaction Document shall prove to have been false or incorrect or breached in a material respect on the date as of which made; or

(f)    any failure by Maker to cure within five (5) Business Days after the Maker’s receipt of notice of (A) a default in any payment of any amount or amounts of principal of or interest on any Indebtedness of the Maker (other than the Indebtedness hereunder) the aggregate principal amount of which Indebtedness is in excess of $50,000 or (B) a default in the observance or performance of any other agreement or condition relating to any Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders or beneficiary or beneficiaries of such Indebtedness to cause with the giving of notice if required, such Indebtedness to become due prior to its stated maturity; or

(g)    the Maker shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or assets, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic), (iv) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors’ rights generally, (v) acquiesce in writing to any petition filed against it in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic), (vi) issue a notice of bankruptcy or winding down of its operations or issue a press release regarding same, or (vii) take any action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing; or

(h)    a proceeding or case shall be commenced in respect of the Maker, without its application or consent, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets in connection with the liquidation or dissolution of the Maker or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (i), (ii) or (iii) shall continue undismissed, or unstayed and in effect, for a period of thirty (30) days or any order for relief shall be entered in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic) against the Maker or action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing shall be taken with respect to the Maker and shall continue undismissed, or unstayed and in effect for a period of thirty (30) days; or

(i)    any default or event of default, or event that, with the passage of time or giving of notice or both would constitute a default or event of default, shall have occurred under any mining lease or mining rights or claims agreement to which Maker is now or at any time hereafter a party or any such agreement is terminated by any of the parties thereto; or

(j)    a judgment or judgments in the aggregate amount exceeding $25,000 is/are entered against the Maker and not dismissed or discharged within twenty (20) days following the entry thereof; or

(k)    Maker shall cease to actively conduct its business operations for a period of five (5) consecutive Business Days; or

(l)    any material portion of the properties or assets of the Maker is seized by any governmental authority; or

(m)    the Maker is indicted for the commission of any criminal activity; or

(n)    closing of a purchase, tender or exchange offer made to the holders of more than fifty percent (50%) of the outstanding shares of Common Stock in which more than fifty percent (50%) of the outstanding shares of Common Stock were tendered and accepted.

Section 2.2    Remedies Upon An Event of Default.  If an Event of Default shall have occurred and shall be continuing, the Collateral Agent may at any time at its option (a) declare the entire unpaid principal balance of this Note, together with all interest accrued hereon, plus fees and expenses, due and payable, and thereupon, the same shall be accelerated and so due and payable, without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Maker; provided, however, that upon the occurrence of an Event of Default described in Sections 2.1 (g) or (h) above, the outstanding principal balance and accrued interest hereunder, plus fees and expenses, shall be immediately and automatically due and payable, and/or (b) exercise or otherwise enforce any one or more of the Holder’s rights, powers, privileges, remedies and interests as well as its own rights, powers and remedies under this Note, the Purchase Agreement, the Security Agreement or other Transaction Document or applicable law.  No course of delay on the part of the Collateral Agent or the Holder shall operate as a waiver thereof or otherwise prejudice the right of the Collateral Agent or the Holder.  No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.  Upon and after an Event of Default, this Note shall bear interest at the default rate set forth in Section 1.2 hereof.

ARTICLE III

MISCELLANEOUS

Section 3.1    Notices.  Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery, telecopy or facsimile at the address or number designated in the Purchase Agreement (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received) or (b) on the second Business Day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

Section 3.2    Governing Law.  This Note shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction.  This Note shall not be interpreted or construed with any presumption against the party causing this Note to be drafted.

Section 3.3    Headings.  Article and section headings in this Note are included herein for purposes of convenience of reference only and shall not constitute a part of this Note for any other purpose.

Section 3.4    Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief.  The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including, without limitation, a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a holder’s right to pursue actual damages for any failure by the Maker to comply with the terms of this Note.  Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Maker (or the performance thereof).  The Maker acknowledges that a breach by it of its obligations hereunder will cause irreparable and material harm to the Holder and that the remedy at law for any such breach may be inadequate. Therefore the Maker agrees that, in the event of any such breach or threatened breach, the Collateral Agent (on behalf of the Holder) shall be entitled, in addition to all other available rights and remedies, at law or in equity, to seek and obtain such equitable relief, including but not limited to an injunction restraining any such breach or threatened breach, without the necessity of showing economic loss and without any bond or other security being required.

Section 3.5    Enforcement Expenses.  The Maker agrees to pay all costs and expenses incurred from time to time by the Holder with respect to any modification, consent or waiver of the provisions of this Note or the Transaction Documents and any enforcement of this Note and the Transaction Documents, including, without limitation, reasonable attorneys’ fees and expenses.

Section 3.6    Amendments.  This Note may not be modified or amended in any manner except in writing executed by the Maker and the Holder.

Section 3.7    Compliance with Securities Laws.  The Holder of this Note acknowledges that this Note is being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder shall not offer, sell or otherwise dispose of this Note except in accordance with applicable law.

Section 3.8    Consent to Jurisdiction.  Each of the Maker and the Holder (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Note and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.  Each of the Maker and the Holder consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing in this Section 3.8 shall affect or limit any right to serve process in any other manner permitted by law.  Each of the Maker and the Holder hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Note shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party.

Section 3.9    Binding Effect.  This Note shall be binding upon, inure to the benefit of and be enforceable by the Maker, the Holder and their respective successors and permitted assigns.  The Maker shall not delegate or transfer this Note or any obligations or undertakings contained in this Note.

Section 3.10    Failure or Indulgence Not Waiver.  No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

Section 3.11    Maker Waivers; Dispute Resolution.

(a)    Except as otherwise specifically provided herein, the Maker and all others that may become liable for all or any part of the obligations evidenced by this Note, hereby waive presentment, demand, notice of nonpayment, protest and all other demands’ and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and do hereby consent to any number of renewals of extensions of the time or payment hereof and agree that any such renewals or extensions may be made without notice to any such persons and without affecting their liability herein and do further consent to the release of any person liable hereon, all without affecting the liability of the other persons, firms or Maker liable for the payment of this Note, AND DO HEREBY WAIVE TRIAL BY JURY.

(b)    No delay or omission on the part of the Collateral Agent or the Holder in exercising its rights under this Note, or course of conduct relating hereto, shall operate as a waiver of such rights or any other right of the Collateral Agent or the Holder, nor shall any waiver by the Collateral Agent or the Holder of any such right or rights on any one occasion be deemed a waiver of the same right or rights on any future occasion.

(c)    THE MAKER ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS NOTE IS A PART IS A COMMERCIAL TRANSACTION, AND TO THE EXTENT ALLOWED BY APPLICABLE LAW, HEREBY WAIVES ITS RIGHT TO NOTICE AND HEARING WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE HOLDER OR ITS SUCCESSORS OR ASSIGNS MAY DESIRE TO USE.

Section 3.12    Definitions.  Terms used herein and not defined shall have the meanings set forth in the Purchase Agreement.  For the purposes hereof, the following terms shall have the following meanings:

“Business Day” (whether or not capitalized) shall mean any day banking transactions can be conducted in New York City, NY, USA and does not include any day which is a federal or state holiday in such location.

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Trading Day” means (a) a day on which the Common Stock is traded on the OTC Bulletin Board or a registered national securities exchange, or (b) if the Common Stock is not traded on the OTC Bulletin Board or a registered national securities exchange, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a) or (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

“Transaction Documents” means this Note, the Purchase Agreement, the Security Agreement, any Deed of Trust and all other security documents or related agreements now or hereafter entered into in connection with and/or as security for this Note and all amendments and supplements thereto and replacements thereof and any other Transaction Document (as that term is defined in the Purchase Agreement).

[Signature appears on following page]

IN WITNESS WHEREOF, the Maker has caused this Note to be duly executed by its duly authorized officer as of the date first above indicated.

FIRSTGOLD CORP.

By:	/s/ STEVEN AKERFELDT
Name: Steven Akerfeldt
Title: CEO

[Signature Page to Senior Secured Promissory Note]

Exhibit 10.30(b)

SENIOR SECURED PROMISSORY NOTE

Dated: September 10, 2008	Amount: $270,270.27

For value received, FIRSTGOLD CORP., a corporation organized under the laws of the State of Delaware (the “Maker”), hereby promises to pay to the order of LAKEWOOD GROUP LLC, with an address of 152 West 57th Street, 54th Floor, New York, NY 10019 (together with its successors, representatives, and assigns, the “Holder”), in accordance with the terms hereinafter provided, the principal amount of Two Hundred Seventy Thousand Two Hundred Seventy Dollars and Twenty-Seven Cents ($270,270.27) hereunder, together with interest and all other obligations outstanding hereunder.

All payments under or pursuant to this Note shall be made in United States Dollars in immediately available funds to the Holder at the address of the Holder first set forth above or at such other place as the Holder may designate from time to time in writing to the Maker or by wire transfer of funds to the Holder’s account, instructions for which are attached hereto as Exhibit A.  The outstanding principal balance of this Note shall be due and payable on March 1, 2010 (the “Maturity Date”) or at such earlier time as provided herein.

ARTICLE I

Section 1.1    Purchase Agreement.  This Note has been executed and delivered pursuant to the Note and Warrant Purchase Agreement, dated as of August 7, 2008 (the “Purchase Agreement”), by and between the Maker, the Holder (as a Lender) and each other Lender party thereto and related agreements and documents.  Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

Section 1.2    Interest.  The outstanding principal balance of this Note shall bear interest, in arrears, at a rate per annum equal to four percent (4%), payable in cash on the first Business Day of each month following the date hereof.  Interest shall be computed on the basis of a 360-day year of twelve (12) thirty-day months, shall compound monthly and shall accrue commencing on the date hereof.  Furthermore, upon the occurrence of an Event of Default (as defined in Section 2.1 hereof), the Maker will pay interest to the Holder, payable on demand, on the outstanding principal balance of the Note and on all unpaid interest from the date of the Event of Default at a per annum rate equal to the lesser of eighteen percent (18%) and the maximum applicable legal rate per annum, calculated based on a 360-day year.

Section 1.3    Payment of Principal; Prepayment.

(a)    The principal amount hereof shall be paid in full on the Maturity Date or, if earlier, upon acceleration of this Note in accordance with the terms hereof.  Any amount of principal repaid hereunder may not be reborrowed.  The Maker may prepay all or any portion of the principal amount of this Note upon not less than three (3) Business Days prior written notice to the Holder, without penalty or premium.

(b)    Not later than the fifteenth (15th) day of each calendar month, the Maker shall make a mandatory prepayment to the Holder equal to its Pro Rata Share of forty percent (40%) of the Maker’s Free Cash Flow in and for the preceding calendar month;

provided, however, that commencing with the payment to be made in December, 2008 and continuing in each month thereafter, such monthly payment be equal to the Holder’s Pro Rata Share of the greater of (i) forty percent (40%) of the Maker’s Free Cash Flow in the preceding calendar month, and (ii) $400,000.  Each such payment shall be accompanied by financial calculations of such prior month’s Free Cash Flow certified as being complete and correct by the Maker’s president or chief financial officer, in such detail and with such supporting financial documents as the Collateral Agent (as defined below) may require.  Each such mandatory prepayment shall be applied first to any interest, fee or expense obligation hereunder which is then due and unpaid and then on account of the principal balance hereof.  Prepayments applied to principal shall be made against the principal balance of this Note and of all other outstanding Notes issued under the Purchase Agreement on a pro-rata basis.  For the purposes hereof, “Free Cash Flow” shall mean the Maker’s gross revenue from all sources less direct operating costs in the period for which such calculation is made (all in accordance with GAAP).

Section 1.4    Security Documents.  The obligations of the Maker hereunder are secured by a continuing security interest in substantially all of the assets of the Maker pursuant to the terms of a Security Agreement bearing even date herewith by and between the Maker and the Collateral Agent, a Deed or Deeds of Trust, and other collateral documents.  For the purposes hereof, the term “Collateral Agent” shall have the meaning given thereto in the Security Agreement.

Section 1.5    Payment on Non-Business Days.  Whenever any payment to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment shall be due on the next succeeding Business Day and such next succeeding day shall be included in the calculation of the amount of accrued interest payable on such date.

Section 1.6    Transfer.  This Note may be transferred or sold, and may also be pledged, hypothecated or otherwise granted as security, by the Holder; provided, however, that any transfer or sale of this Note must be in compliance with any applicable securities laws.

Section 1.7    Replacement.  Upon receipt of a duly executed, notarized and unsecured written statement from the Holder with respect to the loss, theft or destruction of this Note (or any replacement hereof) and a standard indemnity, or, in the case of a mutilation of this Note, upon surrender and cancellation of such Note, the Maker shall issue a new Note, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Note.

Section 1.8    Use of Proceeds.  The Maker shall use the proceeds of this Note as set forth in the Purchase Agreement.

ARTICLE II

EVENTS OF DEFAULT; REMEDIES

Section 2.1    Events of Default.  The occurrence of any of the following events shall be an “Event of Default” under this Note:

(a)    any default in respect of any payment of the principal amount, interest or any other monetary obligation under this Note, as and when the same shall be due and payable (whether on the Maturity Date or by acceleration or otherwise) or within three (3) days thereafter; or

(b)    the Maker shall fail to observe or perform any other condition, covenant or agreement contained in this Note, which failure is not cured within five (5) Business Days after the Maker’s receipt of notice of such failure; or

(c)    the suspension from listing, without subsequent listing on any one of, or the failure of the Common Stock to be listed on at least one of the OTC Bulletin Board, the American Stock Exchange, the Nasdaq Capital Markets, the Nasdaq Global Market, the Nasdaq Global Select Market or The New York Stock Exchange, Inc. for a period of five (5) consecutive Trading Days, such a suspension to only constitute an Event of Default if the Holder provides the Maker written notification that it deems such suspension to be an Event of Default; or

(d)    the Maker shall default in the performance or observance of (i) any undertaking, covenant, condition or agreement contained in the Purchase Agreement or any other Transaction Document and such default is not fully cured within five (5) Business Days after the Maker’s receipt of notice of such default;  or

(e)    any representation or warranty made by the Maker herein or in the Purchase Agreement or any other Transaction Document shall prove to have been false or incorrect or breached in a material respect on the date as of which made; or

(f)    any failure by Maker to cure within five (5) Business Days after the Maker’s receipt of notice of (A) a default in any payment of any amount or amounts of principal of or interest on any Indebtedness of the Maker (other than the Indebtedness hereunder) the aggregate principal amount of which Indebtedness is in excess of $50,000 or (B) a default in the observance or performance of any other agreement or condition relating to any Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders or beneficiary or beneficiaries of such Indebtedness to cause with the giving of notice if required, such Indebtedness to become due prior to its stated maturity; or

(g)    the Maker shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or assets, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic), (iv) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors’ rights generally, (v) acquiesce in writing to any petition filed against it in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic), (vi) issue a notice of bankruptcy or winding down of its operations or issue a press release regarding same, or (vii) take any action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing; or

(h)    a proceeding or case shall be commenced in respect of the Maker, without its application or consent, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets in connection with the liquidation or dissolution of the Maker or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (i), (ii) or (iii) shall continue undismissed, or unstayed and in effect, for a period of thirty (30) days or any order for relief shall be entered in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic) against the Maker or action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing shall be taken with respect to the Maker and shall continue undismissed, or unstayed and in effect for a period of thirty (30) days; or

(i)    any default or event of default, or event that, with the passage of time or giving of notice or both would constitute a default or event of default, shall have occurred under any mining lease or mining rights or claims agreement to which Maker is now or at any time hereafter a party or any such agreement is terminated by any of the parties thereto; or

(j)    a judgment or judgments in the aggregate amount exceeding $25,000 is/are entered against the Maker and not dismissed or discharged within twenty (20) days following the entry thereof; or

(k)    Maker shall cease to actively conduct its business operations for a period of five (5) consecutive Business Days; or

(l)    any material portion of the properties or assets of the Maker is seized by any governmental authority; or

(m)    the Maker is indicted for the commission of any criminal activity; or

(n)    closing of a purchase, tender or exchange offer made to the holders of more than fifty percent (50%) of the outstanding shares of Common Stock in which more than fifty percent (50%) of the outstanding shares of Common Stock were tendered and accepted.

Section 2.2    Remedies Upon An Event of Default.  If an Event of Default shall have occurred and shall be continuing, the Collateral Agent may at any time at its option (a) declare the entire unpaid principal balance of this Note, together with all interest accrued hereon, plus fees and expenses, due and payable, and thereupon, the same shall be accelerated and so due and payable, without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Maker; provided, however, that upon the occurrence of an Event of Default described in Sections 2.1 (g) or (h) above, the outstanding principal balance and accrued interest hereunder, plus fees and expenses, shall be immediately and automatically due and payable, and/or (b) exercise or otherwise enforce any one or more of the Holder’s rights, powers, privileges, remedies and interests as well as its own rights, powers and remedies under this Note, the Purchase Agreement, the Security Agreement or other Transaction Document or applicable law.  No course of delay on the part of the Collateral Agent or the Holder shall operate as a waiver thereof or otherwise prejudice the right of the Collateral Agent or the Holder.  No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.  Upon and after an Event of Default, this Note shall bear interest at the default rate set forth in Section 1.2 hereof.

ARTICLE III

MISCELLANEOUS

Section 3.1    Notices.  Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery, telecopy or facsimile at the address or number designated in the Purchase Agreement (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received) or (b) on the second Business Day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

Section 3.2    Governing Law.  This Note shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction.  This Note shall not be interpreted or construed with any presumption against the party causing this Note to be drafted.

Section 3.3    Headings.  Article and section headings in this Note are included herein for purposes of convenience of reference only and shall not constitute a part of this Note for any other purpose.

Section 3.4    Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief.  The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including, without limitation, a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a holder’s right to pursue actual damages for any failure by the Maker to comply with the terms of this Note.  Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Maker (or the performance thereof).  The Maker acknowledges that a breach by it of its obligations hereunder will cause irreparable and material harm to the Holder and that the remedy at law for any such breach may be inadequate. Therefore the Maker agrees that, in the event of any such breach or threatened breach, the Collateral Agent (on behalf of the Holder) shall be entitled, in addition to all other available rights and remedies, at law or in equity, to seek and obtain such equitable relief, including but not limited to an injunction restraining any such breach or threatened breach, without the necessity of showing economic loss and without any bond or other security being required.

Section 3.5    Enforcement Expenses.  The Maker agrees to pay all costs and expenses incurred from time to time by the Holder with respect to any modification, consent or waiver of the provisions of this Note or the Transaction Documents and any enforcement of this Note and the Transaction Documents, including, without limitation, reasonable attorneys’ fees and expenses.

Section 3.6    Amendments.  This Note may not be modified or amended in any manner except in writing executed by the Maker and the Holder.

Section 3.7    Compliance with Securities Laws.  The Holder of this Note acknowledges that this Note is being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder shall not offer, sell or otherwise dispose of this Note except in accordance with applicable law.

Section 3.8    Consent to Jurisdiction.  Each of the Maker and the Holder (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Note and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.  Each of the Maker and the Holder consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing in this Section 3.8 shall affect or limit any right to serve process in any other manner permitted by law.  Each of the Maker and the Holder hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Note shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party.

Section 3.9    Binding Effect.  This Note shall be binding upon, inure to the benefit of and be enforceable by the Maker, the Holder and their respective successors and permitted assigns.  The Maker shall not delegate or transfer this Note or any obligations or undertakings contained in this Note.

Section 3.10    Failure or Indulgence Not Waiver.  No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

Section 3.11    Maker Waivers; Dispute Resolution.

(a)    Except as otherwise specifically provided herein, the Maker and all others that may become liable for all or any part of the obligations evidenced by this Note, hereby waive presentment, demand, notice of nonpayment, protest and all other demands’ and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and do hereby consent to any number of renewals of extensions of the time or payment hereof and agree that any such renewals or extensions may be made without notice to any such persons and without affecting their liability herein and do further consent to the release of any person liable hereon, all without affecting the liability of the other persons, firms or Maker liable for the payment of this Note, AND DO HEREBY WAIVE TRIAL BY JURY.

(b)    No delay or omission on the part of the Collateral Agent or the Holder in exercising its rights under this Note, or course of conduct relating hereto, shall operate as a waiver of such rights or any other right of the Collateral Agent or the Holder, nor shall any waiver by the Collateral Agent or the Holder of any such right or rights on any one occasion be deemed a waiver of the same right or rights on any future occasion.

(c)    THE MAKER ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS NOTE IS A PART IS A COMMERCIAL TRANSACTION, AND TO THE EXTENT ALLOWED BY APPLICABLE LAW, HEREBY WAIVES ITS RIGHT TO NOTICE AND HEARING WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE HOLDER OR ITS SUCCESSORS OR ASSIGNS MAY DESIRE TO USE.

Section 3.12    Definitions.  Terms used herein and not defined shall have the meanings set forth in the Purchase Agreement.  For the purposes hereof, the following terms shall have the following meanings:

“Business Day” (whether or not capitalized) shall mean any day banking transactions can be conducted in New York City, NY, USA and does not include any day which is a federal or state holiday in such location.

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Trading Day” means (a) a day on which the Common Stock is traded on the OTC Bulletin Board or a registered national securities exchange, or (b) if the Common Stock is not traded on the OTC Bulletin Board or a registered national securities exchange, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a) or (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

“Transaction Documents” means this Note, the Purchase Agreement, the Security Agreement, any Deed of Trust and all other security documents or related agreements now or hereafter entered into in connection with and/or as security for this Note and all amendments and supplements thereto and replacements thereof and any other Transaction Document (as that term is defined in the Purchase Agreement).

[Signature appears on following page]

IN WITNESS WHEREOF, the Maker has caused this Note to be duly executed by its duly authorized officer as of the date first above indicated.

FIRSTGOLD CORP.

By:	/s/ STEVEN AKERFELDT
Name: Steven Akerfeldt
Title: CEO

[Signature Page to Senior Secured Promissory Note]